UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09229
                                   811-10171

Name of Fund:  Merrill Lynch Senior Floating Rate Fund II, Inc.
               Master Senior Floating Rate Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Senior Floating Rate Fund II, Inc. and Master Senior Floating Rate Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 02/28/06

Item 1 -   Report to Stockholders


Semi-Annual Report
February 28, 2006


Merrill Lynch
Senior Floating
Rate Fund II, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Merrill Lynch Senior Floating Rate Fund II, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Senior Floating Rate Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011


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Merrill Lynch Senior Floating Rate Fund II, Inc.



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's/Trust's Board of Directors/Trustees and Fund/Trust shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund/Trust.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



A Letter From the President


Dear Shareholder


Financial markets began 2006 with a return to volatility following a fairly uninspiring 2005. For the six- and 12-month periods ended February 28, 2006, most major market indexes landed in positive territory:


Total Returns as of February 28, 2006                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.93%        + 8.40%
Small cap U.S. equities (Russell 2000 Index)                            +10.24         +16.59
International equities (MSCI Europe, Australasia, Far East Index)       +15.14         +17.41
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.11         + 2.74
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.99         + 3.87
High yield bonds (Credit Suisse High Yield Index)                       + 1.89         + 3.27


The Federal Reserve Board (the Fed) increased interest rates 200 basis points (2.00%) over the past 12 months, bringing the target federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its rate-hiking program. Still, most observers expect at least one more interest rate hike before the Fed pauses in its tightening campaign.

U.S. economic growth, which came in at 4.1% in the third quarter of 2005, fell to 1.6% in the fourth quarter. Growth is expected to reaccelerate in the first quarter of 2006, although the economy is likely to feel some pressure in the quarters ahead as the consumer sector seems to be softening. Capital spending by businesses, however, appears relatively strong. Overall corporate health, including strong company balance sheets, helped prompt robust dividend-distribution, share-buyback and merger-and-acquisition activity in 2005, a trend that has continued in 2006. This, as well as reasonably good company earnings and low core inflation, has been supportive of U.S. stocks despite the headwinds of rising interest rates and high energy prices. Many international equity markets have fared even better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term interest rates advanced more moderately. After flattening dramatically in 2005, the Treasury curve recently has been toying with bouts of inversion, whereby short-term yields have surpassed long-term yields. At period-end, the six-month Treasury bill offered the highest yield on the curve at 4.74%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial advisor and to make portfolio changes, as needed. For timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director/Trustee



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



A Discussion With Your Fund's Portfolio Manager


We continued to follow our credit-driven investment process in seeking out opportunities in the leveraged loan market that could offer attractive yields and total return potential for the portfolio.


Describe the recent market environment.

The bank loan market recorded another strong year in 2005, benefiting from increasing demand for the securities from issuers of collateralized loan obligations (CLOs), which kept prices at or above par value. The market also benefited from the rising London InterBank Offered Rate (LIBOR), which increased 95 basis points (.95%) to 4.82% during the six-month reporting period, and decreasing spreads. Investors earned total returns consisting mainly of interest payments, as there were only marginal price changes. Fund flows for 2005 totaled $151.6 billion. There were $141.8 billion in new issues through November and a preliminary amount of $8.4 billion issued in December. The numbers add up to $1.4 billion in excess cash before factoring in repayments and loans taken by proprietary accounts, both of which would increase the excess cash in the market. For the six months ended February 28, 2006, the bank loan market, as measured by the Credit Suisse Leveraged Loan Index, returned +3.02%.

For the first two months of 2006, the Index returned +1.36%. CLO issuance continued to drive supply and demand in the market. Approximately $50.9 billion in new institutional leveraged loans was issued during the first two months of the year. A slowdown in issuance in February led to continued tightening in the institutional loan market, although repayment activity offset the lull in loan issuance for the month. Each week in February saw repayment levels in excess of the 12-month average, with a spike for the last full week of the month that was greater than three times the average. We believe this may mark the beginning of the next refinancing trend.

It appears that yield spreads on leveraged loans may fall again. With strong CLO issuance for the first two months of 2006 and relatively constrained loan supply, prices most likely will rise and, more importantly, refinancing activity may increase. Changes to leverage loan ratings currently under consideration by Moody's Investors Service, a credit rating and research firm, may allow greater leverage on new structures that could exacerbate the spread tightening. The current relatively benign credit environment also could contribute to lower spreads. As we previously noted, we believe this trend of tightening loan spreads will continue until the current credit cycle reverses.

Standard & Poor's Leveraged Commentary & Data reported a default rate of 2.09% based on the number of loans at the end of February, a 26-month high. Despite the increase, the rate is still below the historical average of 3.56%. Although defaults are expected to continue to increase, we do not expect default rates to rise significantly above 3% for 2006.

High yield bonds, in which the Fund may invest up to 20% of its assets, returned +1.89% for the six-month period, as measured by the Credit Suisse High Yield Index. Much of the gain occurred in the first two months of 2006, as the high yield market benefited from increasing strength in the U.S. economy.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended February 28, 2006, the Common Stock of Merrill Lynch Senior Floating Rate Fund II, Inc. had a net annualized yield of 5.41%, based on a period-end per share net asset value of $9.79 and $.262 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +2.62%, based on an unchanged per share net asset value of $9.79, and assuming reinvestment of all distributions. For the same period, the Fund's benchmark, the Credit Suisse Leveraged Loan Index, returned +3.02%.

Security selection in the chemicals, utilities and U.S. cable sectors detracted from Fund results. Conversely, our positions in the health care, telecommunication services and services sectors contributed positively to performance for the period.

Fund performance in the chemicals sector was hindered mainly by our holdings in the common stock and floating rate notes of GEO Specialty Chemicals, Inc., manufacturer of a diverse range of products that are sold through five business segments: electronics, paints and coatings, construction, water treatment and rubber additives. High energy and raw materials prices hurt GEO's profit margins as its costs rose faster than the prices of its products. This trend has abated in the near term, and we believe 2006 will be a key turnaround year for the company.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



In the utility sector, our positions in first- and second-lien loans of Calpine Corporation, an independent power producer, detracted from performance. We sold the issues after an adverse court ruling left the company's liquidity seriously impaired, leading to a bankruptcy filing in December 2005. The second-lien loan declined more significantly in price following the bankruptcy filing than the first lien. Finally, in the U.S. cable sector, our positions in Century Communications Corp. and Olympus Communications L.P. loans had a negative effect on Fund results. Both companies are part of the Adelphia Communications Corp. family and the values of the securities declined on speculation that their exits from bankruptcy might be delayed.

On the positive side, the price of our holding in healthcare name Medical Specialties Group, Inc. rose significantly. When we liquidated our position following the rally, we realized a gain over our then-current carrying value (a company's total assets minus intangible assets and liabilities, such as debt). The strong performance in telecommunication services resulted primarily from our positions in Qwest Communications International Inc. and Winstar LLC. Qwest reported very good fourth quarter results, and our security's performance improved as a result of the cost restructuring steps initiated by the company's management. Winstar was a previously defaulted security that benefited from a favorable court decision for the company in its lawsuit against Lucent Technologies, Inc. Winstar had accused Lucent of breaching a strategic partnership contract. We subsequently sold our position in the security, as we believe the risk of an appeal by Lucent overshadows the possibility of further price gains. Fund performance in the services sector benefited from our position in the common stock of The Shaw Group, Inc. The Fund received shares in this engineering/consulting firm as part of the restructuring of IT Group, which The Shaw Group purchased in 2002. The company has experienced better-than-expected earnings, which boosted the stock's share price from $21.10 to $29.05, at which point we liquidated our position.


What changes were made to the portfolio during the period?

We did not make significant changes to the Fund's sector allocations during the period, nor did we employ leveraging strategies in the portfolio.
During the period, Master Senior Floating Rate Trust (the Trust), the master portfolio into which the Fund is a feeder, purchased assets of approximately $211.3 million in par amount (face value) and experienced $222.2 million in repayments from issuers. In addition, we sold roughly $33.8 million in assets during the period while attempting to minimize sales, given our desire to maintain a relatively small cash position.


How would you characterize the portfolio's position at the close of the period?

At the end of the period, the Trust was composed of 163 issuers spread among 29 industries. The Fund was underweight versus its benchmark in securities rated Ba or better and credits rated Caa or below, and there were overweight positions in B-rated and unrated securities. The portfolio's overall credit quality effectively is positioned more to the center of the leveraged loan market.

We anticipate that many of the same factors that influenced the leveraged loan market in the past year will remain intact. We believe the trend of less frequent new-loan issuance, lower interest rate spreads and above-par secondary market prices will continue, especially given the benign credit environment that we expect over the next year. A further benefit to the market should be an increase in the three-month LIBOR. Consequently, we intend to continue to purchase assets predominantly in the primary market, while selectively participating in the secondary market.


Joseph P. Matteo
Vice President and Portfolio Manager


March 14, 2006


Effective March 31, 2006, Kevin J. Booth is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Booth has been a Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. (MLIM) since 2000 and was a Vice President of MLIM from 1994 to 2000.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on September 1, 2005 and held through February 28, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                              Beginning          Ending        During the Period*
                                                            Account Value    Account Value     September 1, 2005
                                                             September 1,     February 28,      to February 28,
                                                                 2005             2006                2006
Actual

Merrill Lynch Senior Floating Rate Fund II, Inc.                $1,000         $1,026.20             $7.79

Hypothetical (5% annual return before expenses)**

Merrill Lynch Senior Floating Rate Fund II, Inc.                $1,000         $1,017.11             $7.75


 * Expenses are equal to the annualized expense ratio of 1.55%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
   Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the master fund in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006


Statement of Assets and Liabilities                                              Merrill Lynch Senior Floating Rate Fund II, Inc.

As of February 28, 2006
Assets

       Investment in Master Senior Floating Rate Trust (the "Trust"), at value
       (identified cost--$343,317,702)                                                                            $   342,026,081
       Prepaid expenses                                                                                                   109,740
                                                                                                                  ---------------
       Total assets                                                                                                   342,135,821
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $       363,580
           Administrator                                                                                85,609
           Other affiliates                                                                             45,211            494,400
                                                                                               ---------------
       Accrued expenses                                                                                                     3,696
                                                                                                                  ---------------
       Total liabilities                                                                                                  498,096
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   341,637,725
                                                                                                                  ===============

Net Assets Consist of

       Common Stock, par value $.10 per share; 1,000,000,000 shares authorized                                    $     3,490,958
       Paid-in capital in excess of par                                                                               367,103,317
       Undistributed investment income--net                                                    $       109,348
       Accumulated realized capital losses allocated from the Trust--net                          (27,774,277)
       Unrealized depreciation allocated from the Trust--net                                       (1,291,621)
                                                                                               ---------------
       Total accumulated losses--net                                                                                 (28,956,550)
                                                                                                                  ---------------
       Net Assets--Equivalent to $9.79 per share based on 34,909,580 shares of capital stock
       outstanding                                                                                                $   341,637,725
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006


Statement of Operations                                                          Merrill Lynch Senior Floating Rate Fund II, Inc.

For the Six Months Ended February 28, 2006
Investment Income

       Net investment income allocated from the Trust:
           Interest                                                                                               $    11,337,384
           Facility and other fees                                                                                         95,303
           Dividends                                                                                                       13,945
           Expenses                                                                                                   (1,720,347)
                                                                                                                  ---------------
       Total income                                                                                                     9,726,285
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $       676,281
       Transfer agent fees                                                                              92,518
       Tender offer fees                                                                                60,412
       Printing and shareholder reports                                                                 24,899
       Registration fees                                                                                17,193
       Professional fees                                                                                15,518
       Other                                                                                             6,975
                                                                                               ---------------
       Total expenses                                                                                                     893,796
                                                                                                                  ---------------
       Investment income--net                                                                                           8,832,489
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized loss on investments--net                                                                                (425,531)
       Change in unrealized depreciation on investments and unfunded corporate loans--net                                 158,239
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                          (267,292)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     8,565,197
                                                                                                                  ===============

       See Notes to Financial Statements.


Statements of Changes in Net Assets                                              Merrill Lynch Senior Floating Rate Fund II, Inc.

                                                                                                 For the Six           For the
                                                                                                 Months Ended         Year Ended
                                                                                                 February 28,         August 31,
Increase (Decrease) in Net Assets:                                                                   2006                2005
Operations

       Investment income--net                                                                  $     8,832,489    $    13,299,583
       Realized gain (loss)--net                                                                     (425,531)          2,730,085
       Change in unrealized depreciation--net                                                          158,239            766,310
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          8,565,197         16,795,978
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                      (8,832,483)       (12,942,150)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (8,832,483)       (12,942,150)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions              (13,202,899)         55,871,750
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (13,470,185)         59,725,578
       Beginning of period                                                                         355,107,910        295,382,332
                                                                                               ---------------    ---------------
       End of period*                                                                          $   341,637,725    $   355,107,910
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       109,348    $       109,342
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006


Financial Highlights                                                             Merrill Lynch Senior Floating Rate Fund II, Inc.
                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived        February 28,            For the Year Ended August 31,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.79   $     9.67    $     9.13   $     8.64   $     9.55
                                                                  ----------   ----------    ----------   ----------   ----------
       Investment income--net                                         .25***       .39***        .30***          .37          .43
       Realized and unrealized gain (loss)--net                       --++++          .11           .55          .49        (.91)
                                                                  ----------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .25          .50           .85          .86        (.48)
                                                                  ----------   ----------    ----------   ----------   ----------
       Less dividends from investment income--net                      (.25)        (.38)         (.31)        (.37)        (.43)
                                                                  ----------   ----------    ----------   ----------   ----------
       Net asset value, end of period                             $     9.79   $     9.79    $     9.67   $     9.13   $     8.64
                                                                  ==========   ==========    ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                           2.62%+++        5.26%         9.41%       10.28%      (5.32%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets++

       Expenses                                                       1.55%*        1.54%         1.57%        1.84%        1.78%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         5.22%*        4.03%         3.20%        4.28%        4.64%
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  341,638   $  355,108    $  295,382   $  143,155   $  182,026
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover of the Trust                                22.90%       52.92%        76.45%       56.56%       36.77%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ** Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund's shares exists.

       *** Based on average shares outstanding.

        ++ Includes the Fund's share of the Trust's allocated expenses, and/or investment income--net.

      ++++ Amount is less than $(.01) per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Notes to Financial Statements

                               Merrill Lynch Senior Floating Rate Fund II, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at February 28, 2006 was 34.9%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(b) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .40% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2006, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $7,594 relating to the tender of the Fund's shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. This transaction is expected to close in the third quarter of 2006.


3. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months Ended                                         Dollar
February 28, 2006                             Shares             Amount

Shares sold                                2,240,420    $    21,885,839
Shares issued to shareholders in
   reinvestment of dividends                 516,299          5,041,061
                                     ---------------    ---------------
Total issued                               2,756,719         26,926,900
Shares redeemed                          (4,105,255)       (40,129,799)
                                     ---------------    ---------------
Net decrease                             (1,348,536)    $  (13,202,899)
                                     ===============    ===============



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Notes to Financial Statements (concluded)

                               Merrill Lynch Senior Floating Rate Fund II, Inc.


For the Year Ended                                               Dollar
August 31, 2005                               Shares             Amount

Shares sold                                9,755,947    $    95,204,349
Shares issued to shareholders in
   reinvestment of dividends                 774,091          7,553,236
                                     ---------------    ---------------
Total issued                              10,530,038        102,757,585
Shares redeemed                          (4,808,075)       (46,885,835)
                                     ---------------    ---------------
Net increase                               5,721,963    $    55,871,750
                                     ===============    ===============


4. Capital Loss Carryforward:
On August 31, 2005, the Fund had a net capital loss carryforward of $27,348,746, of which $2,381,939 expires in 2009, $864,375 expires in 2010,
$17,719,049 expires in 2011 and $6,383,383 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Portfolio Information                         Master Senior Floating Rate Trust


As of February 28, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Adelphia Communications Corp.                      5.0%
Charter Communications Operating LLC               4.3
Olympus Cable Holdings LLC                         2.4
Metro-Goldwyn-Mayer Studios, Inc.                  2.1
Wellman, Inc.*                                     2.0
Frontiervision Operating Partners LP*              2.0
Huntsman ICI Holdings                              1.8
PanAmSat Corp.                                     1.7
LifePoint Hospitals, Inc.                          1.4
Allied Waste North America, Inc.*                  1.3

 * Includes combined holdings and/or affiliates, where applicable.



                                               Percent of
Five Largest Industries                        Net Assets

Cable--U.S.                                       19.6%
Chemicals                                          9.2
Health Care                                        4.9
Utility                                            4.9
Diversified Media                                  4.4


   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. The definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

BBB/Baa                                            0.5%
BB/Ba                                             30.4
B/B                                               43.2
CCC/Caa                                            6.6
NR (Not Rated)                                     5.9
Other*                                            13.4

 * Includes portfolio holdings in common stocks, warrants, other interests and short-term investments.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Schedule of Investments                       Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Aerospace & Defense--1.8%

                K&F Industries, Inc. Term Loan:
 $  3,587,416        6.86% due 11/18/2012                       $     3,635,624
    1,868,446        6.87% due 11/18/2013                             1,893,554
    4,250,509   Standard Aero Holdings Term Loan,
                  6.83% - 6.96% due 8/24/2012                         4,225,273
                Vought Aircraft Industries, Inc.:
    6,240,706        Term Loan, 7.11% due 12/22/2011                  6,319,688
    1,200,000        Tranche B Line of Credit Deposit, 6.89%
                     due 12/22/2010                                   1,213,350
                                                                ---------------
                                                                     17,287,489

Airlines--0.5%

    1,250,000   Delta Air Lines, Inc. Term Loan B,11.01%
                  due 3/27/2008                                       1,299,687
    3,281,250   United Air Lines Term Loan B, 8.625%
                  due 2/01/2012                                       3,341,953
                                                                ---------------
                                                                      4,641,640

Automotive--1.7%

    4,672,366   Metaldyne Corp. Term Loan D, 9.044%
                  due 12/31/2009                                      4,762,893
      670,000   Metaldyne Term Loan D, 11.25%
                  due 12/31/2009                                        679,003
                TRW Automotive, Inc.:
    4,207,500        Tranche B Term Loan, 6.25% due 6/30/2012         4,219,479
    3,465,000        Tranche E Term Loan, 6% due 11/02/2010           3,484,924
                Tenneco Automotive, Inc.:
    2,721,197        Term Loan B, 5.943% - 7.02%
                     due 12/12/2010                                   2,763,716
    1,186,440        Tranche B-1 Credit Linked Deposit, 6.82%
                     due 12/12/2010                                   1,204,978
                                                                ---------------
                                                                     17,114,993

Broadcasting--3.4%

    3,951,180   Emmis Operating Co. Term Loan B, 6.32%
                  due 11/10/2011                                      3,981,122
    4,987,500   Entravision Communications Term Loan B, 6.03%
                  due 3/29/2013                                       5,026,467
                NextMedia Group, Inc.:
    1,534,615        Delay Draw Term Loan, 6.57%
                     due 11/15/2012                                   1,548,043
    3,452,885        First Lien Term Loan, 6.57%
                     due 11/15/2012                                   3,483,097
    3,250,000        Second Lien Term Loan, 9.07%
                     due 11/15/2013                                   3,312,293
   11,750,000   Paxson Communications Corp. First Lien Term
                  Loan, 7.777% due 11/15/2012                        11,786,719
    3,970,000   Susquehanna Media Term Loan C, 6.07%
                  due 3/30/2012                                       3,977,444
                                                                ---------------
                                                                     33,115,185

Cable--U.S.--19.5%

   50,000,000   Adelphia Communications Corp. Term Loan B,
                  9.50% due 6/30/2009                                49,145,850
   41,318,631   Charter Communications Operating LLC Tranche B
                  Term Loan, 7.86% - 7.92% due 4/07/2011             41,841,187
    6,333,333   DIRECTV Holdings, Inc. Tranche B Term Loan,
                  6.039% - 6.07% due 4/13/2013                        6,413,488
                Frontiervision Operating Partners LP:
    3,582,057        Term Loan A, 8.90% due 3/31/2006                 3,592,803
   15,668,000        Term Loan B, 8.775% due 3/31/2006               15,738,992




         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Cable--U.S. (concluded)

 $  9,975,000   Hilton Head Communications UCA Term Loan B,
                  8.75% due 3/31/2008                           $     9,720,428
   11,294,810   Insight Midwest Holdings LLC Term Loan C,
                  6.563% due 12/31/2009                              11,465,520
    1,123,078   Intelsat Ltd. Term Loan, 6.313% due 7/28/2011         1,136,064
    5,500,000   Mediacom Broadband Group Tranche A Term
                  Loan, 5.79% - 6.29% due 3/31/2010                   5,501,964
    3,168,000   Mediacom Communications LLC Tranche B Term
                  Loan, 6.18% - 7% due 3/31/2013                      3,215,520
   23,500,000   Olympus Cable Holdings LLC Term Loan B,
                  9.50% due 9/30/2010                                23,149,592
   16,787,500   PanAmSat Corp. Tranche B Term Loan, 6.438%
                  due 8/20/2011                                      17,013,090
    1,970,000   Persona Cable Term Loan B, 7.527%
                  due 3/31/2011                                       1,994,625
      669,712   Persona Communications Term Loan C, 9.50%
                  due 7/30/2011                                         678,083
                                                                ---------------
                                                                    190,607,206

Chemicals--8.6%

    9,651,500   C2 Carbon/Cll Term Loan B, 6.563%
                  due 8/23/2012                                       9,766,112
    7,182,700   Cedar Chemical Corp. Term Loan B, 8.90%
                  due 10/31/2003 (d)(g)                                 395,048
    4,018,511   Celanese Holdings LLC Term Loan B, 6.527%
                  due 4/06/2011                                       4,070,751
   10,000,000   Cognis Deutschland Second Lien Term Loan B,
                  9.308% due 11/15/2013                              10,251,040
   17,245,785   Huntsman ICI Holdings Term Loan B, 6.32%
                  due 8/16/2012                                      17,367,040
    2,483,951   Invista Canada Term Loan, 6.375%
                  due 4/29/2011                                       2,502,581
    5,578,448   Invista SARL, 6.375% due 4/29/2011                    5,649,339
    1,477,500   Lyondell-Citgo Refining Term Loan, 6.527%
                  due 5/21/2007                                       1,492,275
    1,985,000   Mosaic Co. Tranche B Term Loan,
                  5.563% - 6.25% due 2/21/2012                        2,006,587
    5,160,610   Nalco Co. Tranche B Term Loan, 6.25% - 6.48%
                  due 11/04/2010                                      5,219,023
    2,000,000   Polymer Group, Inc. Term Loan B, 6.769%
                  due 11/22/2012                                      2,025,312
    3,960,000   Rockwood Specialties Group, Inc. Tranche D Term
                  Loan, 6.466% due 12/10/2012                         4,015,689
                Wellman, Inc.:
    9,000,000        First Lien Term Loan, 8.68% due 2/10/2009        9,157,500
   10,000,000        Second Lien Term Loan,11% due 2/10/2010         10,262,500
                                                                ---------------
                                                                     84,180,797

Consumer--Non-Durables--1.0%

    2,376,442   American Achievement Corp. Term Loan B,
                  6.92% due 3/22/2011                                 2,418,030
    2,268,000   Camelbak Products LLC First Lien Term Loan,
                  8.17% due 8/04/2011                                 2,197,125
    4,692,529   Josten's, Inc. Term Loan B, 6.777%
                  due 10/04/2011                                      4,744,902
                                                                ---------------
                                                                      9,360,057

Diversified Media--4.4%

    5,460,202   Dex Media West, Inc. Term Loan B,
                  6.11% - 6.56% due 3/09/2010                         5,516,513
    3,920,375   Liberty Group Operating Term Loan B,
                  6.625% - 6.875% due 2/28/2012                       3,958,846



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Schedule of Investments (continued)           Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Diversified Media (concluded)

 $  4,000,000   MGM Holdings II, Inc. Tranche B Term Loan,
                  6.78% due 4/08/2012                           $     4,051,592
    3,000,000   Merrill Corp. Term Loan, 6.855% - 7.105%
                  due 5/15/2011                                       3,034,218
   20,000,000   Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
                  6.78% due 4/30/2011                                20,257,960
    2,162,349   RH Donnelley Tranche D Term Loan,
                  6.20% - 6.31% due 8/30/2011                         2,182,206
    3,121,514   Six Flags Theme Parks, Inc. Term Loan B,
                  7.05% - 7.21% due 6/30/2009                         3,162,727
      942,857   Yankee Holdings LP Term Loan, 7.03%
                  due 5/01/2007                                         947,571
                                                                ---------------
                                                                     43,111,633

Energy--Exploration & Production--0.4%

    1,492,500   Carrizo Oil & Gas, Inc. Second Lien Term Loan,
                  10.527% due 7/21/2010                               1,535,409
    1,950,200   Williams Production RMT Co. Term Loan, 6.82%
                  due 5/31/2007                                       1,973,969
                                                                ---------------
                                                                      3,509,378

Energy--Other--1.0%

      818,815   Dresser, Inc. Term Loan C, 7.11% due 4/10/2009          833,144
    3,000,000   Key Energy Services, Inc. Term Loan B,
                  7.52% - 7.78% due 6/30/2012                         3,046,875
    2,500,000   Markwest Energy Operating Co. LLC Term Loan B,
                  6.82% due 12/29/2010                                2,531,250
    3,000,000   Scorpion Drilling Ltd. Second Lien Term Loan,
                  12.07% due 5/05/2015                                3,097,500
                                                                ---------------
                                                                      9,508,769

Financial--0.7%

    7,000,000   LPL Financial Services, Inc. Term Loan B,
                  7.769% - 8.13% due 8/28/2013                        7,039,375

Food & Drug--0.2%

    2,300,000   The Pantry, Inc. Term Loan B, 6.39%
                  due 1/02/2012                                       2,327,313

Food & Tobacco--2.1%

    2,967,500   Commonwealth Brands Term Loan, 7%
                  due 12/22/2012                                      3,006,448
    1,488,750   Del Monte Term Loan B, 6.14% due 2/08/2012            1,510,709
    4,376,531   Doane Pet Care Co. Tranche B Term Loan,
                  6.621% - 6.94% due 10/24/2012                       4,442,179
    2,777,322   Domino's, Inc. Term Loan, 6.063%
                  due 6/25/2010                                       2,807,989
    5,246,687   Dr. Pepper/Seven Up Bottling Group, Inc. Term
                  Loan B, 6.57% due 12/19/2010                        5,325,387
    3,304,951   Merisant Co. Term Loan B, 7.918%
                  due 1/11/2010                                       3,065,342
                                                                ---------------
                                                                     20,158,054

Gaming--4.4%

    4,770,000   Ameristar Casinos Term Loan B, 6.191%
                  due 9/09/2012                                       4,820,681
    3,940,000   Boyd Gaming Corp. Term Loan, 5.70% - 6.027%
                  due 6/30/2011                                       3,987,607
    1,459,573   Global Cash Access LLC Term Loan B, 6.855%
                  due 3/10/2010                                       1,479,642
    2,992,484   MotorCity Casino Term Loan B, 6.85%
                  due 7/21/2012                                       3,020,539
    6,483,750   Penn National Gaming, Inc. Term Loan B, 5.89%
                  due 9/01/2007                                       6,578,983



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Gaming (concluded)

 $  5,000,000   Pinnacle Entertainment Term Loan, 6.57%
                  due 11/25/2010                                $     5,088,125
    2,487,500   Trump Entertainment Resorts Holdings LP Term
                  Loan B-1, 7.17% due 5/01/2012                       2,518,594
                Venetian Casino Resort LLC:
    3,982,906        Delay Draw Term Loan, 6.28% due 6/15/2011        4,026,156
   11,517,094        Term Loan B, 6.28% due 6/15/2011                11,642,158
                                                                ---------------
                                                                     43,162,485

Health Care--4.9%

    1,975,000   Community Health Systems, Inc. Term Loan,
                  6.36% - 6.56% due 8/19/2011                         2,002,156
    7,401,059   DaVita Inc. Tranche B Term Loan, 6.35% - 7.05%
                  due 10/05/2012                                      7,518,240
    1,824,620   Duloxetine Royalty Term Loan, 9.10%
                  due 10/18/2013                                      1,833,743
                HealthSouth Corp.:
    3,526,031        Term Loan, 7.11% due 3/08/2010                   3,542,561
      956,250        Tranche B Term Loan, 6.89% due 3/08/2010           960,733
    1,311,915   Kinetic Concepts, Inc. Term Loan B, 6.28%
                  due 8/11/2010                                       1,327,767
   13,669,368   LifePoint Hospitals, Inc. Term Loan B, 6.185%
                  due 4/15/2012                                      13,767,145
                Matria Healthcare, Inc.:
      641,026        Bridge Loan, 7.02% due 1/19/2007                   643,029
    1,358,974        Term Loan B, 6.82% - 7.02% due 1/19/2012         1,374,263
                Medical Specialties Group (d)(g):
    4,352,856        Term Loan, 8.125% due 9/03/2003                     65,293
   12,655,527        Term Loan Axel, 8% due 6/30/2004                   189,833
    3,697,015   Medpointe Healthcare Inc. Tranche B Term Loan,
                  9.86% due 9/30/2008                                 3,697,015
      804,545   Orthofix International NV Term Loan B, 6.60%
                  due 12/15/2008                                        809,071
      423,512   Rotech Healthcare, Inc. Term Loan B, 7.53%
                  due 3/31/2008                                         426,689
    9,910,163   Vanguard Health Systems Term Loan B, 6.95%
                  due 9/23/2011                                      10,047,973
                                                                ---------------
                                                                     48,205,511

Housing--3.2%

   10,000,000   Capital Automotive Term Loan B, 6.34%
                  due 12/16/2010                                     10,059,380
    2,891,339   Goodman Global Holdings Term Loan, 6.375%
                  due 12/23/2011                                      2,915,736
    4,380,317   Headwaters, Inc. Term Loan B-1, 6.86%
                  due 4/30/2011                                       4,416,818
    4,275,526   LIONS Gables Realty Term Loan B, 6.32%
                  due 9/30/2006                                       4,303,014
    4,789,584   Lake at Las Vegas Joint Venture First Lien Term
                  Loan, 7.318% - 7.46% due 11/01/2009                 4,803,268
    4,925,000   Nortek, Inc. Term Loan, 6.94% - 8.75%
                  due 8/27/2011                                       4,971,172
                                                                ---------------
                                                                     31,469,388

Information Technology--2.1%

    7,480,000   Fidelity National Information Solutions, Inc. Term
                  Loan B, 6.32% due 3/09/2013                         7,541,650
    3,980,000   SunGard Data Systems, Inc. Term Loan B,
                  7.215% due 2/11/2013                                4,041,654
    8,925,970   Telcordia Technologies, Inc. Term Loan,
                  7.22% - 7.31% due 9/15/2012                         8,842,289
                                                                ---------------
                                                                     20,425,593



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Schedule of Investments (continued)           Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Leisure--0.3%

 $  3,297,129   True Temper Sports, Inc. Term Loan B,
                  6.53% - 7.53% due 3/15/2011                   $     3,317,736

Manufacturing--3.1%

                Amsted Industries, Inc. Term Loan B-1:
      441,905        6.885% - 7.028% due 10/15/2010                     448,718
    3,454,490        6.885% - 7.13% due 10/15/2010                    3,507,748
    1,492,503   Brand Services, Inc. Tranche 3 Term Loan B,
                  7.02% - 7.32% due 1/15/2012                         1,515,201
                Channel Master Holdings, Inc. (d)(g):
      128,199        Revolving Credit, 8.313% due 11/15/2004             10,897
    2,065,112        Term Loan, 9% due 11/15/2004                       175,535
    3,295,699   GenTek, Inc. First Lien Term Loan, 6.76% - 7.50%
                  due 2/28/2011                                       3,324,022
                Invensys International Holdings Ltd.:
    2,241,036        First Lien Term Loan, 7.791% due 9/04/2009       2,274,652
    2,000,000        Second Lien Term Loan, 9.431%
                     due 12/04/2009                                   2,045,000
      243,243   Itron, Inc. Tranche C Term Loan, 6.375% - 8.25%
                  due 12/17/2010                                        244,764
    1,491,334   JohnsonDiversey Inc. Delayed Draw Term Loan,
                  7.13% - 7.19% due 12/15/2011                        1,509,043
   11,970,000   Mueller Group LLC Term Loan B,
                  6.466% - 6.918% due 10/03/2012                     12,131,380
    3,061,984   Trimas Corp. Term Loan B, 8.375%
                  due 12/31/2009                                      3,095,154
                                                                ---------------
                                                                     30,282,114

Packaging--2.3%

    1,469,333   BWAY Corp. Term Loan B, 6.813% due 6/30/2011          1,490,226
    3,909,004   Berry Plastics Corp. Tranche 2 Term Loan B,
                  6.447% due 12/02/2011                               3,967,233
   10,917,500   Graham Packaging Co. LP Term Loan B,
                  6.563% - 6.938% due 10/07/2011                     11,074,439
                Owens-Illinois Group, Inc.:
      730,099        Term Loan A, 6.36% due 4/01/2007                   733,445
      394,214        Term Loan B, 6.35% due 4/01/2008                   396,740
    4,712,914        Tranche Term Loan C, 6.39% due 4/01/2008         4,743,845
                                                                ---------------
                                                                     22,405,928

Paper--2.3%

    4,433,077   Boise Cascade Holdings LLC Tranche D Term Loan,
                  6.281% - 6.375% due 10/28/2011                      4,495,291
    3,000,000   Georgia Pacific Corp. First Lien Term Loan B,
                  6.88% due 2/14/2013                                 3,026,757
    3,277,343   Graphic Packaging International, Inc. Term Loan B,
                  6.716% - 7.19% due 8/08/2010                        3,333,818
                SP Newsprint Co. Tranche B-1:
    3,182,818        Credit Linked Deposit, 4.379% due 1/09/2010      3,230,560
    1,230,598        Term Loan, 6.82% - 6.86% due 1/09/2010           1,249,057
                Smurfit Stone Container Corp.:
    2,008,590        Deposit Account, 4.57% due 11/01/2010            2,036,083
    3,084,020        Term Loan C, 5.875% - 6.875%
                     due 11/01/2011                                   3,127,581
    2,346,702        Term Loan C, 6.75% - 6.875%
                     due 11/01/2011                                   2,379,849
                                                                ---------------
                                                                     22,878,996

Retail--2.0%

    1,670,000   Advance Stores Co., Inc. Delay Draw Term Loan,
                  6.063% - 6.188% due 9/30/2010                       1,686,700
    1,740,861   American Reprographics Co. Term Loan,
                  6.32% - 8.25% due 6/18/2009                         1,760,446



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Retail (concluded)

 $  4,906,184   Dollarama Group Term Loan B,
                  6.493% - 6.918% due 11/18/2011                $     4,961,379
    3,694,639   General Nutrition Centers, Inc. Tranche B Term
                  Loan, 7.61% - 7.80% due 12/05/2009                  3,746,596
    6,882,911   The Neiman Marcus Group, Inc. Term Loan,
                  6.947% due 4/06/2013                                6,990,457
                                                                ---------------
                                                                     19,145,578

Service--4.2%

    2,124,000   Alliance Laundry Systems LLC Term Loan, 6.73%
                  due 1/27/2012                                       2,154,532
                Allied Waste North America, Inc.:
    9,131,529        Term Loan, 6.09% - 6.97% due 1/15/2012           9,236,635
    3,545,270        Tranche A Credit Linked Deposit, 6.39%
                     due 1/15/2012                                    3,588,480
    5,880,450   Buhrmann USA, Inc. Term Loan C,
                  6.238% - 6.44% due 12/23/2010                       5,963,147
    5,000,000   Clarke American Term Loan B, 7.75% - 7.92%
                  due 12/15/2011                                      5,068,750
    5,736,387   Great Lakes Dredge & Dock Corp. Tranche B
                  Term Loan, 7.40% - 8.24% due 12/23/2010             5,818,848
    7,682,418   Prime Succession, Inc. Term Loan, 5.75%
                  due 8/01/2003 (d)(g)                                        0
    3,000,000   RGIS Inventory Specialists First Lien Term Loan,
                  7.12% due 12/31/2012                                3,020,625
    4,117,500   U.S. Investigations Service, 7.00% - 7.04%
                  due 10/14/2012                                      4,156,102
                United Rentals, Inc.:
    1,620,263        Term Loan, 6.86% due 2/14/2011                   1,641,192
      329,825        Tranche B Credit Linked Deposit, 4.57%
                     due 2/14/2011                                      334,085
                                                                ---------------
                                                                     40,982,396

Steel--0.0%

   10,162,693   Acme Metals, Inc. Term Loan, 11.75%
                  due 12/01/2005 (d)(g)                                       0

Telecommunications--1.3%

    2,000,000   Alaska Communications Systems Holdings, Inc.
                  Term Loan, 6.527% due 2/01/2012                     2,019,000
    7,998,750   Consolidated Communications, Inc. Term Loan D,
                  6.28% - 6.52% due 10/14/2011                        8,090,400
    3,000,000   Time Warner Telecom Term Loan B, 7.11%
                  due 11/30/2010                                      3,053,751
                                                                ---------------
                                                                     13,163,151

Transportation--0.4%

    4,268,374   Sirva Worldwide Tranche B Term Loan,
                  8.55% - 8.57% due 12/01/2010                        4,122,536

Utility--4.9%

    2,000,000   AES Corp. Term Loan, 5.69% - 6.75%
                  due 4/30/2008                                       2,026,000
    4,586,785   Cogentrix Delaware Holdings, Inc. Term Loan,
                  6.28% due 4/15/2012                                 4,638,863
                Covanta Energy Corp.:
    3,980,488        First Lien Letter of Credit, 3.36%
                     due 6/24/2012                                    4,050,146
    2,684,634        First Lien Term Loan, 7.581% due 6/24/2012       2,731,615
    4,100,000        Second Lien Term Loan, 10.019% - 10.081%
                     due 6/24/2013                                    4,176,875



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Schedule of Investments (continued)           Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Utility (concluded)

                El Paso Corp.:
 $  3,937,500        Deposit Account, 4.29% due 11/23/2009      $     3,979,608
    6,431,250        Term Loan, 7.313% due 11/23/2009                 6,513,872
    9,925,000   KGen LLC Tranche A Term Loan, 7.152%
                  due 8/05/2011                                       9,925,000
      997,500   LSP Kendall Energy Term Loan B, 6.527%
                  due 10/07/2013                                        999,578
                La Paloma:
      123,857        Delay Draw Term Loan, 6.277%
                     due 8/16/2012                                      125,204
      262,295        Letter of Credit, 6.331% due 8/16/2012             265,148
    2,000,000        Second Lien Term Loan, 8.027%
                     due 8/16/2013                                    2,032,500
    1,555,149        Term Loan, 6.277% due 8/16/2012                  1,508,494
    2,750,000   Metcalf Energy Center LLC Tranche 1 Term Loan,
                  7.81% due 5/20/2010                                 2,777,500
    2,493,745   Reliant Energy, Inc. Term Loan, 6.089%
                  due 4/30/2010                                       2,491,211
                                                                ---------------
                                                                     48,241,614

Wireless Communications--0.9%

    3,941,667   Centennial Cellular Operating Co. Term Loan,
                  6.27% - 6.45% due 2/09/2011                         3,999,688
    4,500,000   Nextel Partners, Inc. Term Loan D, 5.91%
                  due 5/31/2012                                       4,514,999
                                                                ---------------
                                                                      8,514,687

                Total Senior Secured Floating Rate Loan
                Interests (Cost--$827,199,753)--81.6%               798,279,602



                Corporate Bonds

Broadcasting--0.0%

      145,714   Emmis Communications Corp.,10.366%
                  due 6/15/2012 (a)                                     145,714
      250,000   XM Satellite Radio, Inc., 10.18%
                  due 5/01/2009 (a)                                     253,438
                                                                ---------------
                                                                        399,152

Cable--U.S.--0.1%

      500,000   Intelsat Bermuda Ltd., 9.609%
                  due 1/15/2012 (a)(b)                                  510,000

Chemicals--0.6%

    5,992,000   GEO Specialty Chemicals, Inc.,13.036%
                  due 12/31/2009 (h)                                  5,153,120
    1,102,853   PCI Chemicals Canada, Inc.,10%
                  due 12/31/2008                                      1,155,239
                                                                ---------------
                                                                      6,308,359

Diversified Media--0.0%

      250,000   Universal City Florida Holding Co. I, 9.43%
                  due 5/01/2010 (a)                                     253,750

Information Technology--0.4%

    3,850,000   Sungard Data Systems, Inc., 9.431%
                  due 8/15/2013 (a)(b)                                4,061,750

Leisure--1.0%

    9,200,000   FelCor Lodging LP, 8.83% due 6/01/2011 (a)            9,568,000

Paper--0.1%

      250,000   Boise Cascade LLC, 7.475% due 10/15/2012 (a)            248,750
      650,000   NewPage Corp.,10.93% due 5/01/2012 (a)                  682,500
                                                                ---------------
                                                                        931,250



         Face
       Amount   Corporate Bonds                                        Value

Telecommunications--1.8%

 $  9,500,000   Qwest Communications International, Inc.,
                  8.249% due 2/15/2009 (a)                      $     9,701,875
      275,000   Qwest Corp., 7.741% due 6/15/2013 (a)                   300,438
    7,000,000   Time Warner Telecom Holdings, Inc., 8.749%
                  due 2/15/2011 (a)                                   7,148,750
                                                                ---------------
                                                                     17,151,063

Wireless Communications--0.0%

      250,000   Rogers Wireless Communications, Inc.,
                  7.616% due 12/15/2010 (a)                             258,750

                Total Corporate Bonds
                (Cost--$41,716,041)--4.0%                            39,442,074



       Shares
         Held   Common Stocks

Chemicals--0.0%

       39,151   GEO Specialty Chemicals, Inc. (g)                       176,181

Steel--0.0%

       51,714   Acme Package Corp. Senior Holdings (g)(i)                     0

                Total Common Stocks
                (Cost--$0)--0.0%                                        176,181



                Warrants (c)

Paper--0.0%

           57   Cellu Tissue Holdings, Inc. Series A
                  (expires 9/28/2011)                                         0

Utility--0.0%

        9,115   Reliant Resources (expires 10/25/2008)                   55,829

                Total Warrants
                (Cost--$1)--0.0%                                         55,829



   Beneficial
     Interest   Other Interests (e)

Health Care--0.0%

  $    14,398   MEDIQ Inc. (Preferred Stock Escrow)                           0

                Total Other Interests
                (Cost--$0)--0.0%                                              0



                Short-Term Securities

 $129,287,906   Merrill Lynch Liquidity Series, LLC
                  Cash Sweep Series I, 4.42% (a)(f)                 129,287,906

                Total Short-Term Securities
                (Cost--$129,287,906)--13.2%                         129,287,906

Total Investments (Cost--$998,203,701**)--98.8%                     967,241,592
Other Assets Less Liabilities--1.2%                                  11,544,618
                                                                ---------------
Net Assets--100.0%                                              $   978,786,210
                                                                ===============



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Schedule of Investments (concluded)           Master Senior Floating Rate Trust



  * Senior Secured Floating Rate Loan Interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

 ** The cost and unrealized appreciation (depreciation) of investments, as of February 28, 2006, as computed for federal income tax purposes, were as follows:


    Aggregate cost                          $    998,339,823
                                            ================
    Gross unrealized appreciation           $      9,233,188
    Gross unrealized depreciation               (40,331,419)
                                            ----------------
    Net unrealized depreciation             $   (31,098,231)
                                            ================


(a) Floating rate security.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) As a result of bankruptcy proceedings, the issuer did not repay the principal amount of the security upon maturity.

(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I, 4.42%             $(415,850)     $1,739,613


(g) Non-income producing security.

(h) Convertible security.

(i) Restricted security as to resale, representing 0.0% of net assets, was as follows:


                                          Acquisition
    Issue                                     Date        Cost      Value

    Acme Package Corp. Senior Holdings     11/25/2002    $   --     $    0


  o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown are as a percent of net assets.

    See Notes to Financial Statements.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006


Statement of Assets and Liabilities                                                             Master Senior Floating Rate Trust

As of February 28, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$868,915,795)                           $   837,953,686
       Investments in affiliated securities, at value (identified cost--$129,287,906)                                 129,287,906
       Cash                                                                                                             7,830,787
       Receivables:
           Interest                                                                            $     6,535,461
           Contributions                                                                               766,876
           Securities sold                                                                             536,250
           Commitment fees                                                                              14,048          7,852,635
                                                                                               ---------------
       Prepaid expenses                                                                                                     3,544
                                                                                                                  ---------------
       Total assets                                                                                                   982,928,558
                                                                                                                  ---------------

Liabilities

       Unfunded loan commitment                                                                                           437,225
       Payables:
           Securities purchased                                                                      3,000,000
           Investment adviser                                                                          584,284
           Other affiliates                                                                             14,787          3,599,071
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             106,052
                                                                                                                  ---------------
       Total liabilities                                                                                                4,142,348
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   978,786,210
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 1,010,113,396
       Unrealized depreciation--net                                                                                  (31,327,186)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   978,786,210
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006


Statement of Operations                                                                         Master Senior Floating Rate Trust

For the Six Months Ended February 28, 2006
Investment Income

       Interest (including $1,739,613 from affiliates)                                                            $    32,737,260
       Facility and other fees                                                                                            275,577
       Dividends                                                                                                           41,371
                                                                                                                  ---------------
       Total income                                                                                                    33,054,208
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     4,646,370
       Accounting services                                                                             171,463
       Professional fees                                                                                82,475
       Custodian fees                                                                                   24,180
       Trustees' fees and expenses                                                                      19,416
       Pricing fees                                                                                      6,466
       Printing and shareholder reports                                                                  1,068
       Other                                                                                            17,177
                                                                                               ---------------
       Total expenses                                                                                                   4,968,615
                                                                                                                  ---------------
       Investment income--net                                                                                          28,085,593
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on investments--net                                                                              (1,221,676)
       Change in unrealized depreciation on:
           Investments--net                                                                            410,915
           Unfunded corporate loans--net                                                               (4,753)            406,162
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                          (815,514)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    27,270,079
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006


Statements of Changes in Net Assets                                                             Master Senior Floating Rate Trust
                                                                                                  For the Six          For the
                                                                                                  Months Ended        Year Ended
                                                                                                  February 28,        August 31,
Increase (Decrease) in Net Assets:                                                                    2006               2005
Operations

       Investment income--net                                                                  $    28,085,593    $    46,965,092
       Realized gain (loss)--net                                                                   (1,221,676)          1,613,248
       Change in unrealized depreciation--net                                                          406,162         10,177,092
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         27,270,079         58,755,432
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                  34,749,187        132,214,555
       Fair value of withdrawals                                                                 (116,052,183)      (211,031,968)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                               (81,302,996)       (78,817,413)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (54,032,917)       (20,061,981)
       Beginning of period                                                                       1,032,819,127      1,052,881,108
                                                                                               ---------------    ---------------
       End of period                                                                           $   978,786,210    $ 1,032,819,127
                                                                                               ===============    ===============

       See Notes to Financial Statements.


Financial Highlights                                                                            Master Senior Floating Rate Trust
                                                                 For the Six
                                                                 Months Ended
The following ratios have been derived from                      February 28,            For the Year Ended August 31,
information provided in the financial statements.                    2006         2005          2004         2003         2002
Total Investment Return


       Total investment return                                       2.78%++        5.78%        10.15%       11.07%      (4.66%)
                                                                  ==========   ==========    ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                           1.02%*        1.01%         1.02%        1.04%        1.09%
                                                                  ==========   ==========    ==========   ==========   ==========
       Expenses                                                       1.02%*        1.01%         1.02%        1.05%        1.12%
                                                                  ==========   ==========    ==========   ==========   ==========
       Investment income--net                                         5.74%*        4.52%         3.81%        4.80%        5.31%
                                                                  ==========   ==========    ==========   ==========   ==========

Leverage

       Amount of borrowings outstanding, end of period
       (in thousands)                                                     --           --            --           --   $   13,000
                                                                  ==========   ==========    ==========   ==========   ==========
       Average amount of borrowings outstanding during the
       period (in thousands)                                              --           --            --   $    3,187   $    3,959
                                                                  ==========   ==========    ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $  978,786   $1,032,819    $1,052,881   $  942,878   $  182,205
                                                                  ==========   ==========    ==========   ==========   ==========
       Portfolio turnover                                             22.90%       52.92%        76.45%       56.56%       36.77%
                                                                  ==========   ==========    ==========   ==========   ==========

         * Annualized.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Notes to Financial Statements                 Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust primarily invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at the time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the Loan Interests. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Because agents, banks and intermediate participants from whom the Trust purchases the loan interest are primarily financial institutions, the Trust's investment in Loan Interests at February 28, 2006 could be considered to be concentrated in the industry group consisting of financial institutions.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Trustees. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for the Loan Interests, Fund Asset Management L.P. ("FAM") will value the Loan Interests at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Notes to Financial Statements (continued)     Master Senior Floating Rate Trust


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by FAM using a pricing service and/or procedures approved by the Board of Trustees.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Notes to Financial Statements (concluded)     Master Senior Floating Rate Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended February 28, 2006, the Trust reimbursed FAM $9,579 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended February 28, 2006 were $203,006,622 and $259,917,926, respectively.


4. Unfunded Loan Interests:
As of February 28, 2006, the Trust had unfunded loan commitments of approximately $22,816,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                     (in Thousands)

                                            Unfunded
Borrower                                  Commitment          Value

American Seafoods Group LLC                   $3,000         $3,030
Dex Media West, Inc.                          $  351         $  354
JohnsonDiversey Inc.                          $  509         $  511
Maguire Properties, LP                        $5,000         $4,863
Trump Entertainment Resorts Holdings LP
   Revolving Line of Credit                   $5,000         $4,875
Trump Entertainment Resorts Holdings LP
   Term Loan B-1                              $2,487         $2,517
United Air Lines                              $  469         $  469
Vought Aircraft Industries, Inc               $6,000         $5,760


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms. The Trust did not borrow under the credit agreement during the six months ended February 28, 2006.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors/Trustees

All but one member of the Fund's Board of Directors and Master Senior Floating Rate Trust's (the "Trust") Board of Trustees, the members of which are identical, is a non-interested director and trustee as that term is defined in the Investment Company Act of 1940, whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director and trustee of the Fund and the Trust, and of certain other funds advised by the Investment Adviser or its affiliates. We refer to these persons as independent directors throughout this report. The Chairman of each Board is an independent director and nominees to become independent directors are chosen by a Nominating Committee comprised of independent directors. All independent directors also are members of each Board's Audit Committee. The independent directors meet in executive session at each regular Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the request of the independent directors.


Investment Advisory Agreement--Matters Considered by the Board

Every year, each Board considers approval of the investment advisory agreement with respect to the Fund and the Trust (the "Investment Advisory Agreement") and throughout each year, reviews and evaluates the performance of and services provided by the Investment Adviser. Each Board assesses the nature, scope and quality of the services provided to the Fund and/or the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered with respect to the Fund and the Trust are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund and the Trust, such as transfer agency fees and fees for marketing and distribution;
(b) Fund/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and the Fund's/Trust's compliance with its respective Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors/Trustees--In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Trust's/Fund's portfolio management team regarding investment strategies used by the Trust/Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Trust and the Fund; and
(e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients such as institutional clients or retail offshore funds under similar investment mandates. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates in connection with services related to the valuation and pricing of portfolio holdings, allocation of brokerage fees of the Fund, the portfolio turnover statistics of the Fund, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust and the Fund. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's/Fund's Investment Advisory Agreements in February, 2006, the non-interested Directors'/Trustees' and Boards' review included the following:

The Investment Adviser's Services and Fund Performance--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. Each Board compared the Fund's performance - both including and excluding the effects of the fees and expenses of the Trust and the Fund - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. According to Lipper's ranking of all closed-end no-load and level-load nonleveraged loan participation funds, for the periods ended November 30, 2005, the Fund's performance after fees and expenses ranked in the fourth quintile for the one-year period, in the third quintile for the three-year period, and in the second quintile for the five-year period. The Board also considered the Fund's performance based on annualized yields, and noted the Fund's yield was in the fourth quintile for the most recent fiscal year, the third quintile for 2002 - 2004, and the fourth quintile for 2001. The Boards noted that the universe of comparable funds was very small. Considering these factors, each Board concluded that the nature and quality of these services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--Each Board reviewed the investment objectives and strategies of the Trust and the Fund. Each Board discussed with senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, each Board considered the size, education and experience of the Investment Adviser's taxable fixed income staff, noting the Investment Adviser has a management group within the taxable fixed income department dedicated to analyzing and investing in the types of bank loans held by the Trust, how that staff used technology to manage its taxable fixed income funds - including the Fund/Trust - and their investments, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel throughout the firm, including within the taxable fixed income management group. Each Board discussed these factors with senior management of the Investment Adviser and also discussed how the Investment Adviser's staffing and overall approach to taxable fixed income fund management affected the Fund/Trust. Each Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio manager. Each Board also considered the experience of the Fund's/Trust's portfolio manager and noted that Mr. Matteo has over 10 years' experience analyzing and investing in fixed income securities, including bank loans. Each Board concluded that the Investment Adviser and its investment staff and the Fund's/Trust's management team have extensive experience in analyzing and managing the types of investments used by the Fund/Trust and that the Fund/Trust benefits from that experience.

Management Fees and Other Expenses--Each Board reviewed the Fund's and the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compared the Fund's/Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to institutional clients and retail offshore funds with similar investment mandates and noted that the fees charged by the Investment Adviser to offshore funds were slightly less than the fees charged by the Fund and the Trust, and fees charged to institutional clients were less than those being charged to the Fund and the Trust, but determined that the Investment Adviser provided less extensive services to the institutional clients. Each Board noted that while the Fund's/Trust's actual total expenses including investment-related expenses were below the median of comparable funds as classified by Lipper, the contractual and actual management fees were higher than those of the median of comparable funds. Each Board concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.



MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006



Disclosure of Investment Advisory Agreement (concluded)


Profitability--Each Board considered the cost of the services provided to the Fund and/or the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. Each Board considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. Each Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Boards considered the extent to which economies of scale might be realized as the assets of the Fund/Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund/Trust to participate in these economies of scale. While the Board concluded that it did not believe that the Trust's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the Boards of the Fund and of the Trust including all of the independent directors/trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006


Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Jean Margo Reid, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH SENIOR FLOATING RATE FUND II, INC.              FEBRUARY 28, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of March 31, 2006.

           (a)(1) Mr. Kevin J. Booth is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Booth has been a Managing Director of the Investment Adviser since 2006 and was previously a Director at the Investment Adviser. He has been a portfolio manager of the Fund since 2006. He has more than eleven years of investment experience, including the analysis and management of senior floating rate loans and the use of leverage techniques to manage portfolios. Mr. Booth joined MLIM in 1991 and has core experience in bank loans, high yield and distressed investing.

           (a)(2) As of March 31, 2006*:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment       Other      Investment     Investment      Other
           Manager          Companies       Vehicles       Accounts    Companies       Vehicles      Accounts
           Kevin J.
           Booth                     4                 6            0          0               0            0
                       $ 1,604,127,753   $ 2,532,009,251     $      0    $     0         $     0      $     0


           * As of April 3, 2006, Mr. Booth took on additional asset management responsibilities.
             The data represents Mr. Booth's assets under management as of that date.

           (iv)   Potential Material Conflicts of Interest


        Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

        Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

        To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

        In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

       (a)(3)  As of March 31, 2006:

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser (collectively, "MLIM"), is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

        Compensation Program

        The elements of total compensation for MLIM portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries that are fixed on an annual basis represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

        To that end, portfolio manager incentive compensation for MLIM and its affiliates is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to general closed-end, non-leveraged, fixed income funds over 1-, 3-, and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

       Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

       Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch & Co., Inc. (herein, the "Company") stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers therefore have a direct incentive to protect the Company's reputation for integrity.

       Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to the Company's employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

           (a)(4) Beneficial Ownership of Securities.   As of March 31, 2006,
                  Mr. Booth does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Senior Floating Rate Fund II, Inc. and Master Senior Floating Rate Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Senior Floating Rate Fund II, Inc. and
       Master Senior Floating Rate Trust


Date: April 20, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Senior Floating Rate Fund II, Inc. and
       Master Senior Floating Rate Trust


Date: April 20, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Senior Floating Rate Fund II, Inc. and
       Master Senior Floating Rate Trust


Date: April 20, 2006